                                                                     EXHIBIT 3.3

----------------------------------------------------------------------------------------------------------------------
                                                                                             200129000002
                           STATE OF CALIFORNIA                                             ENDORSED - FILED
[SEAL]                                                                         IN THE OFFICE OF THE SECRETARY OF STATE
                            SECRETARY OF STATE                                        OF THE STATE OF CALIFORNIA
                                BILL JONES
                                                                                             OCT 16 2001
                    CERTIFICATE OF LIMITED PARTNERSHIP
                                                                                    BILL JONES, SECRETARY OF STATE
              A $70.00 FILING FEE MUST ACCOMPANY THIS FORM.
        IMPORTANT -- READ INSTRUCTIONS BEFORE COMPLETING THIS FORM                  THIS SPACE FOR FILING USE ONLY

----------------------------------------------------------------------------------------------------------------------
1.   NAME OF THE LIMITED PARTNERSHIP (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "LP.")

     ARVP Acquisition, L.P.

----------------------------------------------------------------------------------------------------------------------
2.   STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                             CITY AND STATE          ZIP CODE

     245 Fischer Avenue, Suite D-1                                            Costa Mesa, CA          92626

----------------------------------------------------------------------------------------------------------------------
3.   STREET ADDRESS OF CALIFORNIA OFFICE WHERE RECORDS ARE KEPT               CITY                    ZIP CODE

     245 Fischer Avenue, Suite D-1                                            Costa Mesa, CA          92626

----------------------------------------------------------------------------------------------------------------------
4.   COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON THE DATE THIS
     CERTIFICATE IS EXECUTED.

     THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ____________________ 19________ WITH THE RECORDER

     OF _________________________ COUNTY.  FILE OR RECORDATION NUMBER ___________________________

----------------------------------------------------------------------------------------------------------------------
5.   NAME THE AGENT FOR SERVICE OF PROCESS AND CHECK THE APPROPRIATE PROVISION BELOW:

     Abdo H. Khoury                                             WHICH IS
     ---------------------------------------------------------

     [X]  AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 6.

     [ ]  A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 7.

----------------------------------------------------------------------------------------------------------------------
6.   IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS:

     ADDRESS: 245 Fischer Avenue, Suite D-1

     CITY:  Costa Mesa                  STATE:  CA               ZIP CODE:  92626

----------------------------------------------------------------------------------------------------------------------
7.   NAME AND ADDRESSES OF ALL GENERAL PARTNERS: (ATTACH ADDITIONAL PAGES, IF NECESSARY)

     A.   NAME:  ARV Assisted Living, Inc.

          ADDRESS: 245 Fischer Avenue, Suite D-1

          CITY:  Costa Mesa             STATE:  CA               ZIP CODE:  92626

----------------------------------------------------------------------------------------------------------------------
     B.   NAME:

          ADDRESS:

          CITY:                         STATE:                   ZIP CODE:

----------------------------------------------------------------------------------------------------------------------
8.   INDICATE THE NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT,
     MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.  [1]

----------------------------------------------------------------------------------------------------------------------
9.   OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A
     PART OF THIS CERTIFICATE BY CHECKING THIS BOX. OTHER MATTERS MAY INCLUDE THE PURPOSE OF BUSINESS OF THE LIMITED
     PARTNERSHIP E.G. GAMBLING ENTERPRISE.
     [ ]

----------------------------------------------------------------------------------------------------------------------
10.  TOTAL NUMBER OF PAGES ATTACHED, IF ANY:
                                                [-0-]

----------------------------------------------------------------------------------------------------------------------
11.  I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE
     THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

                            ARV Assisted Living, Inc.
                            General Partner
     /s/ ABDO H. KHOURY     President                                      ABDO H. KHOURY                     10/15/01
     ------------------------------------------------------               --------------------------------------------
     SIGNATURE              POSITION OR TITLE                              PRINT NAME                           DATE


     ------------------------------------------------------               --------------------------------------------
     SIGNATURE              POSITION OR TITLE                              PRINT NAME                           DATE

                                                [OFFICE OF THE SECRETARY SEAL]


----------------------------------------------------------------------------------------------------------------------
     SEC/STATE (REV. 11/[ILLEGIBLE])                                         FORM LP-1 - FILING FEE: $70.00
                                                                             Approved by Secretary of State

----------------------------------------------------------------------------------------------------------------------